Loan Advanced - Contractor	12 Months Ended
Dec. 31, 2020
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Loan Advanced - Contractor
13.1	LOAN ADVANCED - CONTRACTOR
Due to issues with fleet availability at both Tarkwa and Damang, an agreement was entered into between Gold Fields and Engineers and Planners (“E&P”) to provide financial assistance to E&P in order to procure new fleet. The loan amounts to US$68.4 million, is repayable over a period commencing in February 2021 and ending in October 2023 and bears interest at a market related interest rate.

13.2	ASSETS HELD FOR SALE
Gold Fields served BCM Ghana Limited (the Company providing the contractor mining service to its Damang mine) a termination notice on 24 September 2019 and the contract was effectively terminated on 23 December 2019. As a result of the termination, the following obligations arose in terms of the early termination clauses in the contract:

•	Purchase of mining fleet from the contractor at the higher of market value plus a 25% premium or the finance pay-out value plus a premium of 25%;

•	Demobilisation costs;

•	Early termination payment; and

•	Purchase of stores inventory.
As part of the transition process to engage another contractor to continue mining, Damang obtained commitment from the new contractor to purchase the mining fleet from Damang at their market values in a back-to-back
arrangement. As a result, the assets purchased from BCM as per the termination clauses of the contract have been recognised as held for sale in line with IFRS 5
Non-current
Assets Held for Sale and Discontinued Operations.
The costs associated with the termination of the contract include:

		2020	2019
	Notes	US$	US$
Amount recognised as assets held for sale:
Mining fleet 1		29.4	31.2

		29.4	31.2

Amount recognised in profit or loss:
Premium payable on mining fleet - 25% 1		(0.5)	7.8
Demobilisation costs		(0.2)	1.3
Early termination payment (paid before 31 December 2019)		—	4.0
Non-mobile fleet		1.8	—

	8	1.1	13.1

Amount recognised in trade and other payables:
Mining fleet		29.4	31.2
Premium payable on mining fleet - 25% 1		7.3	7.8
Demobilisation costs		1.0	1.3
Non-mobile fleet		1.8	—

	27	39.5	40.3

1	This is based on the market value of the fleet.
No amount has been recognised for the inventory as the value has not yet been determined.
The above termination of contract became the subject of a dispute between BCM and Gold Fields. The BCM dispute may result in protracted litigation. Gold Fields could incur significant costs as a result of such potential litigation. However, the alternative of leaving the matter unresolved, may be more costly. The dispute between Gold Fields and BCM is ongoing and the outcome of the dispute remains uncertain.
Despite the sale not being completed within one year, management has concluded that the classification as assets held for sale is still appropriate. This is as a result of the extension of the sale period due to factors out of management’s control and management remaining committed to the plan.